UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 27, 2026
(October 27, 2026)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

As previously disclosed, on May 18, 2025, TXNM Energy, Inc., a New Mexico corporation (“TXNM”), Troy ParentCo, LLC (the “Parent”), and Troy Merger Sub Inc. (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into TXNM, with TXNM surviving the Merger as a direct wholly owned subsidiary of Parent (the “Merger”).

On August 25, 2025, TXNM, Public Service Company of New Mexico (“PNM”), Parent, and certain of their affiliates (the “Merger Parties”) filed a joint merger application with the New Mexico Public Regulation Commission (the “NMPRC”) seeking approval of the Merger as contemplated by the Merger Agreement (the “Merger Application”).

On October 27, 2026, NMPRC hearing examiners for the Merger Application published a revised procedural schedule with evidentiary hearings scheduled for January 19 – February 1, 2027.

Consummation of the Merger remains subject to the satisfaction or waiver of certain customary conditions, including, without limitation, no Legal Restraint (as defined in the Merger Agreement), and the receipt of certain required regulatory approvals (including the NMPRC). TXNM continues to anticipate the Merger closing in the first half of 2027 however, TXNM cannot predict the outcome of this matter.

TXNM does not intend to update these forward-looking statements whether because of new information, future events, or otherwise, after the date hereof, except as required by law.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
(Registrant)

Date: October 27, 2026	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)